Exhibit 99.5

                  Lounsberry Holdings III, Inc. and Subsidiary
                  Introduction to Unaudited Pro Forma Condensed
                        Consolidated Financial Statements

On February 8, 2006:

(i) Lounsberry Holdings III, Inc. (the "Company" or "Lounsberry") entered into a Stock Exchange Agreement ("Exchange Agreement") with the stockholders of Guangzhou Konzern Medicine Co. Ltd. ("Konzern"), pursuant to which the Konzern stockholders transferred all of the Konzern equity to Lounsberry in exchange for 6,530,000 shares of common stock of Lounsberry.

(ii) Lounsberry entered into a preferred stock purchase agreement with a group of investors, pursuant to which it issued 3,120,000 shares of a newly-created series of preferred stock, which are convertible into 3,120,000 shares of common stock, and warrants to purchase 3,694,738 shares of common stock at $1.75 per share, and 3,694,738 shares of common stock at $2.50 per share.

(iii) Lounsberry issued 750,000 shares of common stock for services rendered..

Lounsberry also adopted, subject to stockholder approval, the 2006 Long Term Incentive Plan, pursuant to which Lounsberry may grant options or other equity-based incentives for up to 1,575,000 shares of common stock. Five-year options to purchase 430,000 shares of common stock at an exercise price of $1.25 per share, were granted. These option are subject to stockholder approval of the 2006 plan.

For accounting purposes, the transaction is treated as a reverse acquisition, whereby Konzern becomes the accounting acquirer. The Company was incorporated February 10, 2005, and has done no business to date. There only activity has been formation costs which were funded by a related party. Konzern was formed in 2000, and sells drugs throughout China..

The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Lounsberry and Konzern at September 30, 2005.

The unaudited pro forma condensed consolidated statements of operations for the period months ended September 30, 2005 include the operations of Lounsberry from February 10, 2005 (inception) to September 30, 2005, and for Konzern include the operations for the nine months ended September 30, 2005 as if the reverse acquisition occurred at the beginning of the period. Since Lounsberry was not in existence during 2004, there are no pro forma financial statements for the year ended December 31, 2004.

The unaudited pro forma condensed consolidated financial statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the period, nor may they be indicative of future operations. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

    The accompanying notes are an integral part of the financial statements.

                  LOUNSBERRY HOLDINGS III, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 2005

                                             LOUNSBERRY       KONZERN     NOTE   ADJUSTMENTS        PROFORMA
                                            -----------     -----------   ----   -----------       -----------
CURRENT ASSETS
Cash and cash equivalents                   $        --     $    82,016   A      $  (200,000)      $ 3,395,016
                                                                          D        3,900,000
                                                                          F         (387,000)
Accounts receivable                                  --       1,198,642                              1,198,642
Other receivables                                    --         170,378                                170,378
Advances to suppliers                                --       1,352,843                              1,352,843
Prepaid expenses                                     --          16,996                                 16,996
Inventories                                                   1,577,056                              1,577,056
Total Current Assets                                 --       4,397,931            3,313,000         7,710,931
                                            -----------     -----------          -----------       -----------

Plant and equipment, net                             --         213,294                                213,294
                                            -----------     -----------          -----------       -----------

OTHER ASSETS
Intangible asset, net                                --

Total Other Assets                                   --
                                            -----------     -----------          -----------       -----------

TOTAL ASSETS                                $        --     $ 4,611,225          $ 3,313,000       $ 7,924,225
                                            ===========     ===========          ===========       ===========

CURRENT LIABILITIES
Accounts payable                            $        --     $   864,172          $                 $   864,172
Short-term loans                                 32,398          95,326   B          (32,398)           95,326
Other payable and accrued expenses                               74,096                                 74,096
Other payables and related parties                   --             717                                    717
Customer deposits                                    --         171,677                                171,677
Other taxes payable                                             286,216                                286,216
Total Current Liabilities                        32,398       1,492,204              (32,398)        1,492,204
                                            -----------     -----------          -----------       -----------

OTHER LIABILITIES
Deferred tax liabilities                             --              --

TOTAL LIABILITIES                                32,398       1,492,204              (32,398)        1,492,204
                                            -----------     -----------          -----------       -----------

STOCKHOLDERS' EQUITY
Preferred stock                                                           D              312               312
Common stock                                        102                   A              (92)              738
                                                                          B              653
                                                                          C               75
Additional paid-in capital                                      121,000   A         (199,908)        5,660,213
                                                                          B        1,867,739
                                                                          C          238,694
                                                                          D        3,899,688
                                                                          F         (267,000)
Statutory reserves                                              722,909                                722,909
Retained earnings                               (32,500)      2,227,263   B       (1,835,994)               --
                                                                          C         (238,769)
                                                                          F         (120,000)
Accumulated other comprehensive income                           47,849                                 47,849
Total Stockholders' Equity (Deficit)            (32,398)      3,119,021            3,345,398         6,432,021
                                            -----------     -----------          -----------       -----------
TOTAL LIABILITIES AND STOCKHOLDERS'         $        --     $ 4,611,225          $ 3,313,000       $ 7,924,225
                                            ===========     ===========          ===========       ===========

A) To buyback 928,000 shares for $200,000

B) To issue 6,530,0000 shares of common stock to Konzern shareholders for all of the equity of Konzern, valued at 24,280,000 RMB or US$3,008,674

C) To record 750,000 shares issued to consultants for expenses at $0.31835

D) To record preferred stock issuance of 3,120,000 shares

F) To record expenses related to the stock offering

                   LOUNSBERRY HOLDINGS I, INC. AND SUBSIDIARY
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005

                                                    LOUNSBERRY         KONZERN                ADJUSTMENTS         PROFORMA
                                                   ------------      ------------   -------   ------------      ------------
OPERATING REVENUES
Revenues                                           $         --      $  8,206,063             $         --      $  8,206,063

DIRECT COSTS                                             32,500         5,459,973                       --         5,492,473
                                                   ------------      ------------             ------------      ------------

GROSS PROFIT (LOSS)                                     (32,500)        2,746,090                       --         2,713,590

OTHER OPERATING INCOME                                                  1,555,693                                  1,555,693
                                                                                                                ------------
OPERATING EXPENSES                                                                                                        --
Research and devlopment expenses                                          314,580                                    314,580
    Selling expenses                                                       84,674                                     84,674
General and administrative expenses                                                   C            238,769
a                                                                         251,737     C            120,000           610,506
                                                   ------------      ------------             ------------      ------------
Total Operating Expenses                                                  650,991                  358,769         1,009,760
                                                   ------------      ------------             ------------      ------------
OTHER INCOME (EXPENSE)
Interest expense, net                                                        (891)                                      (891)
Gain on distribution of dividend in kind                                   74,497                                     74,497
Gain on disposal of assets                                                336,447                                    336,447
Other income                                                                  122                                        122
        Total Other Income                                                410,175                                    410,175
                                                   ------------      ------------             ------------      ------------
INCOME BEFORE INCOME TAXES                              (32,500)        4,060,967                 (358,769)        3,669,698
                                                   ------------      ------------             ------------      ------------
Income taxes
NET INCOME                                              (32,500)        4,060,967                 (358,769)        3,669,698
OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment                                    47,849                                     47,849
COMPREHENSIVE INCOME                                    (32,500)        4,108,816                 (358,769)        3,717,547
                                                   ============      ============             ============      ============
NET INCOME (LOSS) APPLICABLE TO COMMON SHARES      $    (32,500)     $  4,060,967             $                 $  3,669,698
                                                   ============      ============             ============      ============

NET INCOME (LOSS) PER BASIC SHARES                 $                 $                                          $       0.50
                                                   ============      ============             ============      ============
NET INCOME (LOSS) PER DILUTED SHARES               $                 $                                          $       0.35
                                                   ============      ============             ============      ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING BASIC                                                                                                  7,372,000
                                                   ============                                                 ============

WEIGHTED AVERAGE NUMBER OF COMMON SHARES
OUTSTANDING DILUTIVE                                                                                              10,492,000
                                                   ============                                                 ============

Pro forma earnings per share is based on the pro forma weighted average number of shares oustanding as follows:

                                                                          Period Ended
Lounsberry's weighted average shares outstanding                       September 30, 2005
                                                                       ------------------
Before merger                                                               1,020,000

Shares issued in transaction:

     Konzern shareholders                                                   6,530,000

     Consultatnts                                                             750,000

     Buyback of shares from Captial Markets                                  (928,000)
                                                                          -----------

Shares outstanding after merger                                             7,372,000

Preferred stock                                                             3,120,000 A
Warrants purchase common shares @$1.75 per share       3,694,738 shs               -- B
Warrants purchase common shares @$2.50 per share       3,694,738 shs               -- B

                                                                          -----------
Shares outstanding fully dilutive                                          10,492,000
                                                                          ===========

A Per FASB 128, par. 26 under if-converted method assumed outstanding at 1/1/05

B Per FASB 128, Options and warrants will have a dilutive effect under the treasury stock method only when the average market price of the common stock during the period exceeds the exercise price of the options or warrants. Assume no dilution at this point.